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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2002
(Date of earliest event reported)

divine, inc.
(Exact name of registrant as specified in the charter)

Delaware (State or other jurisdiction of incorporation)	0-30043 (Commission File No.)	36-4301991 (IRS Employer Identification No.)

1301 N. Elston Avenue
Chicago, Illinois 60622
(Address of Principal Executive Offices)

(773) 394-6600
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Items

        On August 28, 2002, pursuant to a Second Amended and Restated Securities Purchase Agreement dated as of July 24, 2002 (the "Purchase Agreement"), divine, inc. (the "Company") closed the second round of a $61.6 million private placement with a group of investors led by Oak Investment Partners X, Limited Partnership. The second round of the private placement was approved at a special meeting of the Company's stockholders held on Tuesday, August 27, 2002.

        Pursuant to the terms of the Purchase Agreement, on August 28, 2002, the Company issued and sold to the investors 38,659 shares of its Series B-1 Convertible Preferred Stock for an aggregate purchase price of $38,659,000. The shares of Series B-1 Convertible Preferred Stock are currently convertible into 12,699,643 shares of the Company's Class A common stock. In the first round of the private placement, which occurred on or about May 31, 2002, the investors purchased 22,941 shares of the Company's Series B Convertible Preferred Stock for an aggregate purchase price of $22,941,000. The shares of Series B Convertible Preferred Stock are currently convertible into 3,823,499 shares of the Company's Class A common stock.

        In connection with this transaction, the Company amended the terms and conditions of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock and the terms and conditions of the Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock pursuant to Certificates of Amendment to Certificate of Designations, Preferences and Rights, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively. Additionally, the parties entered into an Amended and Restated Registration Rights Agreement pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of the Company's common stock issuable pursuant to the terms of the Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock. A copy of the Purchase Agreement and the Amended and Restated Registration Rights Agreement is contained in the Company's current report on Form 8-K/A dated July 25, 2002.

On August 28, 2002, the Company issued a press release related to these transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

  (c)
  EXHIBITS.

        The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2002
divine, inc.
	By:	/s/ JUDE M. SULLIVAN Jude M. Sullivan Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
3.1	Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock.
3.2	Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock.
99.1	Press Release of divine, inc., dated August 28, 2002.

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  Item 5. Other Items
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX